UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-03101
CALVERT MANAGEMENT SERIES
(Exact name of registrant as specified in charter)
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)
Ivy Wafford Duke, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31
Date of reporting period: Fiscal quarter ended March 31, 2015

Item 1. Schedule of Investments.

CALVERT TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2015

MUNICIPAL OBLIGATIONS - 99.0%	PRINCIPAL AMOUNT	VALUE
Alabama - 1.6%
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	$2,000,000	$2,279,580

California - 5.4%
California GO Bonds:
5.00%, 8/1/31	1,000,000	1,176,860
5.00%, 10/1/34	1,000,000	1,167,860
4.00%, 3/1/45	2,000,000	2,078,020
Green Bonds, 3.75%, 10/1/37	1,400,000	1,421,966
California Pollution Control Financing Authority Revenue Bonds, 1.65%, 7/1/31 (mandatory put, 5/1/17 @ 100) (r)	1,000,000	998,780
Long Beach California Unified School District GO Bonds, Zero Coupon, 8/1/25	1,000,000	734,580
		7,578,066

Colorado - 1.8%
Board of Governors of Colorado State University System Enterprise Revenue Bonds, 5.00%, 3/1/29	1,000,000	1,226,150
Regional Transportation District Colorado Sales Tax Revenue Bonds, 5.00%, 11/1/32	1,000,000	1,263,840
		2,489,990

Connecticut - 4.7%
Connecticut GO Bonds:
Green Bonds, 4.00%, 11/15/30	1,000,000	1,072,630
Green Bonds, 5.00%, 11/15/31	1,000,000	1,168,790
Connecticut Health & Educational Facility Authority Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,027,129
4.85%, 7/1/37	1,360,000	1,465,631
4.00%, 7/1/38	750,000	761,962
5.05%, 7/1/42	1,000,000	1,088,000
		6,584,142

Delaware - 0.3%
Sussex County Delaware Revenue VRDN, 0.51%, 11/1/27 (r)†	400,000	400,000

District Of Columbia - 2.2%
Metropolitan Washington DC Airport Authority System Revenue Bonds:
5.00%, 10/1/25	1,750,000	1,912,435

5.00%, 10/1/27	1,000,000	1,160,060
		3,072,495

Florida - 8.2%
Alachua County Florida Health Facilities Authority Revenue Bonds, 4.00%, 12/1/44	400,000	401,256
Highlands County Florida Health Facilities Authority Revenue Bonds:
5.125%, 11/15/32 (r)	2,060,000	2,200,513
5.625%, 11/15/37 (r)	1,080,000	1,254,010
Miami-Dade County Florida Aviation Revenue Bonds, 5.00%, 10/1/41	1,000,000	1,104,940
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,443,800
Miami-Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	600,000	600,180
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	2,675,000	3,510,376
		11,515,075

Georgia - 1.5%
Cobb County Georgia Development Authority Revenue Bonds, 1.875%, 4/1/33 (mandatory put, 10/1/19 @ 100) (r)	1,000,000	1,000,210
Georgia GO Bonds, 4.50%, 7/1/28	1,000,000	1,148,790
		2,149,000

Hawaii - 0.8%
Honolulu City and County Hawaii GO Bonds, 5.00%, 12/1/34	1,000,000	1,151,830

Illinois - 0.4%
Cook County Illinois GO Bonds, 4.00%, 11/15/29	500,000	522,030

Indiana - 0.9%
Indiana Finance Authority Revenue Bonds, 5.00%, 2/1/31	1,130,000	1,268,741

Iowa - 0.8%
Iowa SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,161,690

Kansas - 1.6%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,162,410
5.75%, 11/15/38	1,000,000	1,165,710
		2,328,120

Louisiana - 1.4%
Jefferson Parish Louisiana Industrial Development Board, Inc. Revenue VRDN, 0.40%, 6/1/24 (r)†	500,000	500,000
Louisiana Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	1,340,000	1,454,007
		1,954,007

Maine - 1.4%
City of Old Town Maine Solid Waste Disposal Revenue VRDN, 0.25%, 12/1/24 (r)†	2,000,000	2,000,000

Massachusetts - 5.3%
Boston Massachusetts Water & Sewer Commission Revenue Bonds, 5.00%, 11/1/30	1,000,000	1,145,210
Massachusetts Health & Educational Facilities Authority Revenue Bonds, 5.00%, 7/15/36	3,040,000	3,081,496
Massachusetts HFA Revenue Bonds:
3.85%, 6/1/28	1,000,000	1,009,560
4.00%, 12/1/30	1,000,000	1,006,340
The Massachusetts Clean Water Trust Revenue Bonds, 5.25%, 8/1/29	1,000,000	1,308,350
		7,550,956

Michigan - 0.4%
Caledonia Michigan Community Schools GO Bonds, 5.00%, 5/1/26	500,000	614,195

Mississippi - 3.3%
Mississippi Business Finance Corp. Revenue Bonds, 1.375%, 3/1/27 (mandatory put, 3/1/17 @ 100) (r)	400,000	399,288
Prentiss County Mississippi Industrial Development Revenue VRDN, 0.40%, 10/1/17 (r)†	4,300,000	4,300,000
		4,699,288

Missouri - 1.2%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,729,815

New Jersey - 2.9%
Essex County New Jersey Improvement Authority Revenue Bonds, 5.25%, 12/15/21	2,050,000	2,497,146
New Jersey Transportation Trust Fund Authority Revenue Bonds, 5.25%, 12/15/23	1,330,000	1,537,241
		4,034,387

New Mexico - 3.2%
New Mexico Hospital Equipment Loan Council Revenue Bonds, 5.125%, 8/1/35	4,010,000	4,488,634

New York - 5.5%
City of New York NY GO Bonds:
Series D-1, 5.00%, 8/1/26	1,000,000	1,195,500
Series G, 5.00%, 8/1/26	2,000,000	2,396,220
New York Liberty Development Corp. Revenue Bonds, 5.25%, 10/1/35	1,000,000	1,208,410
New York State Dormitory Authority Revenue Bonds:
5.00%, 8/15/29	1,000,000	1,170,720
5.00%, 3/15/37	1,430,000	1,536,907
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue Bonds, 2.75%, 7/1/17 (r)	200,000	210,216
		7,717,973

North Carolina - 3.8%
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, 5.70%, 5/1/34	1,000,000	1,148,600
North Carolina Medical Care Commission Revenue Bonds, 5.00%, 6/1/42	3,700,000	4,171,713
		5,320,313

Ohio - 5.5%
Cincinnati Ohio City School District GO Bonds, 5.25%, 12/1/30	2,000,000	2,556,240
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,722,875
Ohio State University Revenue Bonds:
5.00%, 12/1/29 (escrowed to maturity)	85,000	112,308
5.00%, 12/1/29 (unrefunded portion)	1,915,000	2,440,093
		7,831,516

Pennsylvania - 4.6%
Bucks County Pennsylvania IDA Revenue Bonds, 1.375%, 12/1/22 (mandatory put, 2/1/17 @ 100) (r)	250,000	251,370
Erie Pennsylvania Water Authority Revenue Bonds:
5.00%, 12/1/29	965,000	1,125,875
5.00%, 12/1/30	1,000,000	1,159,430
Mount Lebanon Pennsylvania School District GO Bonds, 5.00%, 2/15/27	2,000,000	2,270,360
Pennsylvania Economic Development Financing Authority Revenue Bonds:
2.625%, 11/1/21 (r)	500,000	507,165
5.00%, 12/31/25	1,000,000	1,160,610
		6,474,810

Rhode Island - 4.1%
Rhode Island Clean Water Finance Agency Revenue Bonds:
5.00%, 10/1/30	1,000,000	1,181,980
5.00%, 10/1/31	1,000,000	1,176,140
Rhode Island GO Bonds:
4.00%, 8/1/24	1,000,000	1,114,270
5.00%, 11/1/29	2,015,000	2,390,898
		5,863,288

Texas - 19.3%
Arlington Texas Higher Education Finance Corp. Revenue Bonds:
5.00%, 8/15/33	1,460,000	1,700,871
5.00%, 8/15/34	1,300,000	1,511,003
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,390,750
Dallas/Fort Worth Texas International Airport Revenue Bonds:
5.00%, 11/1/36	500,000	563,750
5.00%, 11/1/38	1,000,000	1,090,560
El Paso County Texas GO Bonds, 5.00%, 2/15/32	1,000,000	1,145,720
Harris County Texas Flood Control District Revenue Bonds, 5.00%, 10/1/27	3,450,000	4,032,015
Hidalgo County Texas Drain District No 1 Bonds, 5.00%, 9/1/25	3,010,000	3,389,290
Longview Texas Independent School District GO Bonds, Zero Coupon, 2/15/18	500,000	485,430
New Hope Cultural Education Facilities Corp. Revenue Bonds, 5.00%, 4/1/46	250,000	275,075
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,280,760
5.25%, 2/1/35	3,345,000	4,518,058
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	2,127,009
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, 4.00%, 8/15/44	1,000,000	1,019,570

Texas Transportation Commission State Highway Fund Revenue Bonds, 4.375%, 4/1/25 (unrefunded portion)	710,000	737,860
		27,267,721

Vermont - 3.1%
University of Vermont and State Agriculture College Revenue Bonds, 5.00%, 10/1/23	1,000,000	1,024,080
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, 5.00%, 10/31/46	1,000,000	1,061,680
Vermont GO Bonds:
5.00%, 8/15/20	1,000,000	1,159,370
4.50%, 7/15/26	1,000,000	1,087,080
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	45,000	45,243
		4,377,453

Virgin Islands - 0.1%
Virgin Islands Public Finance Authority Revenue Bonds, 4.25%, 10/1/29	200,000	202,582

Virginia - 2.2%
Loudoun County Virginia Sanitation Authority Revenue Bonds, 5.00%, 1/1/27	1,725,000	2,000,759
Virginia Public School Authority Revenue Bonds, 4.00%, 8/1/27	1,000,000	1,099,970
		3,100,729

Washington - 1.5%
Washington Economic Development Finance Authority Revenue Bonds, 2.125%, 6/1/20 (e)(r)	1,000,000	1,020,760
Washington GO Bonds, 5.00%, 2/1/23	1,000,000	1,144,390
		2,165,150

Total Municipal Obligations (Cost $129,702,472)		139,893,576

TOTAL INVESTMENTS (Cost $129,702,472) - 99.0%		139,893,576
Other assets and liabilities, net - 1.0%		1,362,701
NET ASSETS - 100%		$141,256,277

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
5 Year U.S. Treasury Notes	43	6/15	$5,169,070	($45,759)
10 Year U.S. Treasury Notes	29	6/15	3,738,281	(36,751)
30 Year U.S. Treasury Bonds	57	6/15	9,340,875	(140,736)
Total Sold				($223,246)

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
SO: Special Obligation
VRDN: Variable Rate Demand Notes

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

CALVERT UNCONSTRAINED BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2015

ASSET-BACKED SECURITIES - 52.2%	PRINCIPAL AMOUNT	VALUE
ALM XII Ltd., 3.449%, 4/16/27 (e)(r)	$300,000	$296,790
American Credit Acceptance Receivables Trust, 1.32%, 2/15/17 (e)	31,761	31,771
American Homes 4 Rent:
2.35%, 6/17/31 (e)(r)	150,000	150,304
3.50%, 6/17/31 (e)(r)	250,000	246,646
Applebee's / IHOP Funding LLC, 4.277%, 9/5/44 (e)	150,000	155,257
Bayview Opportunity Master Fund IIIa Trust, 3.844%, 11/28/29 (e)(r)	181,578	182,497
BLCP Hotel Trust, 3.845%, 8/15/29 (e)(r)	150,000	149,802
Blue Elephant Loan Trust, 3.12%, 12/15/22 (e)	300,000	299,340
Capital Automotive REIT, 3.66%, 10/15/44 (e)	100,000	101,161
CarFinance Capital Auto Trust:
1.65%, 7/17/17 (e)	13,923	13,931
1.46%, 12/17/18 (e)	95,136	94,986
Carnow Auto Receivables Trust, 4.33%, 11/15/17 (e)	250,000	251,575
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	194,000	200,291
Colony American Homes, 2.027%, 5/17/31 (e)(r)	400,000	398,790
Consumer Credit Origination Loan Trust, 2.82%, 3/15/21 (e)	286,339	287,389
Countrywide Asset-Backed Certificates, 0.634%, 11/25/35 (e)(r)	81,288	80,289
Diamond Resorts Owner Trust, 1.95%, 1/20/25 (e)	42,383	41,967
Flagship Credit Auto Trust:
1.32%, 4/16/18 (e)	26,021	26,045
4.42%, 12/16/19 (e)	115,000	118,679
GLC II Trust, 4.00%, 12/18/20 (e)	268,078	269,552
GLC Trust, 3.00%, 7/15/21 (e)	215,532	215,316
GMAT Trust:
3.721%, 2/25/44 (e)(r)	104,720	104,563
5.00%, 2/25/44 (e)(r)	200,000	199,477
HOA Funding LLC, 4.846%, 8/20/44 (e)	198,000	198,495
Invitation Homes Trust:
4.473%, 3/17/32 (e)(r)	200,000	203,730
3.878%, 6/17/32 (e)(r)	250,000	250,000
Navient Student Loan Trust, 1.714%, 7/25/52 (r)	100,000	92,727
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (e)(r)	200,000	195,858
OnDeck Asset Securitization Trust, 3.15%, 5/17/18 (e)	100,000	100,164
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	187,100	185,237
Sierra Timeshare Receivables Funding LLC:
2.39%, 11/20/29 (e)	25,631	25,693
2.40%, 6/20/31 (e)	27,767	27,736
2.80%, 10/20/31 (e)	81,584	82,144
SLM Private Credit Student Loan Trust, 0.671%, 6/15/39 (r)	105,081	97,214
SNAAC Auto Receivables Trust, 1.14%, 7/16/18 (e)	10,535	10,537

SolarCity LMC, Series III LLC, 5.44%, 7/20/44 (e)	293,316	305,488
SpringCastle America Funding LLC, 5.59%, 10/25/33 (e)	100,000	100,590
Springleaf Funding Trust, 3.92%, 1/16/23 (e)	150,000	149,985
US Residential Opportunity Fund Trust, 3.721%, 1/27/35 (e)	197,916	198,576
VOLT XIX LLC, 3.875%, 4/25/55 (e)(r)	165,392	166,015
VOLT XXVII LLC, 4.75%, 8/27/57 (e)(r)	200,000	198,244
VOLT XXX LLC, 3.625%, 10/25/57 (e)(r)	297,585	298,124

Total Asset-Backed Securities (Cost $6,768,950)		6,802,975

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 7.8%
CAM Mortgage Trust, 4.45%, 5/15/48 (e)(r)	200,000	200,698
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M1, 1.124%, 5/25/24 (r)	85,869	85,644
CAS 2014-C03 1M2, 3.174%, 7/25/24 (r)	250,000	235,206
CAS 2015-C01 1M2, 4.474%, 2/25/25 (r)	250,000	254,728
VML LLC:
2014-NPL1 A1, 3.875%, 4/25/54 (e)(r)	192,212	192,321
2014-NPL1 A2, 4.75%, 4/25/54 (e)(r)	50,000	48,142

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,012,465)		1,016,739

CORPORATE BONDS - 20.1%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.75%, 10/15/22 (e)	53,000	56,710
American Airlines B Pass Through Trust:
5.60%, 1/15/22 (e)	90,040	94,876
3.70%, 11/1/24	100,000	100,250
Antero Resources Corp., 6.00%, 12/1/20	100,000	100,050
Celanese US Holdings LLC, 5.875%, 6/15/21	100,000	108,000
Cemex SAB de CV, 5.273%, 9/30/15 (e)(r)	230,000	231,127
Continental Airlines Pass Through Trust, 6.25%, 10/11/21	127,196	135,463
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.15%, 3/15/42	160,000	167,211
General Motors Co., 4.00%, 4/1/25	100,000	101,572
Kinder Morgan, Inc., 5.05%, 2/15/46	120,000	119,840
Methanex Corp., 5.65%, 12/1/44	100,000	105,030
Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.50%, 8/1/18 (e)	50,000	51,000
Michaels Stores, Inc., 5.875%, 12/15/20 (e)	100,000	102,750
Rite Aid Corp., 6.125%, 4/1/23 (e)	100,000	102,500
Rosetta Resources, Inc., 5.875%, 6/1/24	100,000	93,000
TerraForm Power Operating LLC, 5.875%, 2/1/23 (e)	100,000	103,750
Time Warner Cable, Inc., 5.50%, 9/1/41	100,000	114,874
United Airlines Pass Through Trust, 4.625%, 3/3/24	150,000	150,420
Verizon Communications, Inc., 4.862%, 8/21/46	200,000	209,387
Virgin Australia Trust, 7.125%, 10/23/18 (e)	77,124	78,844
Williams Co.'s, Inc., 5.75%, 6/24/44	50,000	46,731
Williams Partners LP, 3.60%, 3/15/22	100,000	99,688
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	150,000	150,750

Total Corporate Bonds (Cost $2,602,108)		2,623,823

COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.7%
Bear Stearns Commercial Mortgage Securities Trust, 5.656%, 6/11/40 (r)	208,616	210,870
Citigroup Commercial Mortgage Trust, 3.575%, 9/15/17 (e)(r)	200,000	195,520
Colony Multifamily Mortgage Trust, 2.543%, 4/20/50 (e)	87,898	88,089
Extended Stay America Trust, 3.902%, 12/5/31 (e)	155,000	159,498
Hilton USA Trust, 5.222%, 11/5/30 (e)(r)	200,000	205,431
LB-UBS Commercial Mortgage Trust, 5.341%, 9/15/39	80,606	80,568
Motel 6 Trust:
5.00%, 2/5/30 (e)	100,000	97,564
5.279%, 2/5/30 (e)	200,000	200,306
Rialto Capital Management LLC, 2.85%, 5/15/24 (e)	25,724	25,732

Total Commercial Mortgage-Backed Securities (Cost $1,254,991)		1,263,578

FLOATING RATE LOANS(d)- 3.8%
Albertson's Holdings LLC, 5.50%, 8/25/21 (r)	200,000	201,528
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (r)	99,496	99,450
SUPERVALU, Inc., 4.50%, 3/21/19 (r)	199,660	200,104

Total Floating Rate Loans (Cost $494,170)		501,082

U.S. TREASURY OBLIGATIONS - 2.1%
United States Treasury Bonds, 3.00%, 11/15/44	95,000	104,092
United States Treasury Notes:
1.00%, 3/15/18	55,000	55,202
1.375%, 3/31/20	90,000	90,014
1.75%, 3/31/22	30,000	30,077

Total U.S. Treasury Obligations (Cost $272,699)		279,385

TIME DEPOSIT - 5.4%
State Street Bank Time Deposit, 0.088%, 4/1/15	699,763	699,763

Total Time Deposit (Cost $699,763)		699,763

CLOSED-END FUNDS - 2.1%	SHARES
BlackRock Floating Rate Income Strategies Fund, Inc.	6,700	93,130
Eaton Vance Senior Floating-Rate Trust	7,200	104,040
Invesco Senior Income Trust	16,220	76,883

Total Closed-End Funds (Cost $262,391)		274,053

TOTAL INVESTMENTS (Cost $13,367,537) - 103.2%		13,461,398
Other assets and liabilities, net - (3.2%)		(417,649)
NET ASSETS - 100%		$13,043,749

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	5	6/15	$1,095,781	($3,367)
5 Year U.S. Treasury Notes	10	6/15	1,202,109	(11,188)
10 Year U.S. Treasury Notes	8	6/15	1,031,250	(1,217)
30 Year U.S. Treasury Bonds	1	6/15	163,875	(2,061)
Ultra U.S. Treasury Bonds	4	6/15	679,500	(23,217)
Total Sold				($41,050)

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
REIT: Real Estate Investment Trust

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Management Series (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust is comprised of two separate funds. Calvert Tax-Free Bond Fund (“Tax-Free Bond”) and Calvert Unconstrained Bond Fund (“Unconstrained Bond”) are each registered as a non-diversified fund. The operations of each fund are accounted for separately. Tax-Free Bond offers one class of shares of beneficial interest - Class A shares. Unconstrained Bond offers four classes of shares of beneficial interest – Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Trust’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Trust uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Trust to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee's fair valuation determinations are subject to review, approval, and ratification by the Trust's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Trust’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Trust’s investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange traded products and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Trust may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2015, no securities were fair valued in good faith under the direction of the Board.

The following tables summarize the market value of the Trust’s holdings as of March 31, 2015, based on the inputs used to value them:

Tax-Free Bond	Valuation Inputs
Investments in Securities *	Level 1	Level 2	Level 3	Total
Municipal obligations	-	$139,893,576	-	$139,893,576
TOTAL	-	$139,893,576	-	$139,893,576

Other financial instruments**	($223,246)	-	-	($223,246)

* For a complete listing of investments, please refer to the Schedule of Investments.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between levels during the quarter ended March 31, 2015.

Unconstrained Bond	Valuation Inputs
Investments in Securities *	Level 1	Level 2	Level 3	Total
Asset-backed securities	-	$6,802,975	-	$6,802,975
Collateralized mortgage-backed obligations	-	1,016,739	-	1,016,739
Commercial mortgage-backed securities	-	1,263,578	-	1,263,578
Corporate debt	-	2,623,823	-	2,623,823
U.S. government obligations	-	279,385	-	279,385
Other debt obligations	-	1,200,845	-	1,200,845
Closed-end funds	$274,053	-	-	274,053
TOTAL	$274,053	$13,187,345	-	$13,461,398

Other financial instruments**	($41,050)	-	-	($41,050)

* For a complete listing of investments, please refer to the Schedule of Investments.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between levels during the quarter ended March 31, 2015.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: Tax-Free Bond may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. Tax-Free Bond may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. Unconstrained Bond may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Trust may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Trust. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Trust's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Trust. During the period, Tax-Free Bond and Unconstrained Bond used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the fund. The Trust’s futures contracts at period end are presented in the Schedules of Investments.

During the period ended March 31, 2015, Tax-Free Bond invested in 5 year and 10 year U.S. Treasury Notes futures and 30 year U.S. Treasury Bond futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 31 contracts and $3,083,474 weighted average notional value.

During the period ended March 31, 2015, Unconstrained Bond invested in 2 year, 5 year and 10 year U.S. Treasury Notes futures and 30 year and Ultra U.S. Treasury Bond futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 28 contracts and $1,656,524 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Trust earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees.

Distributions to Shareholders: Distributions to shareholders are recorded by the Trust on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Trust’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Trust intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Trust’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Trust’s financial statements. A Trust’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Tax-Free Bond purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Redemption Fee: Tax-Free Bond charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital and was intended to discourage market-timers by ensuring that short-term trading costs were borne by the investors making the transactions and not the shareholders already in the fund. This fee was eliminated effective February 2, 2015.

NOTE B — TAX INFORMATION

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at March 31, 2015, and net realized capital loss carryforwards as of December 31, 2014 with expiration dates, where applicable:

	Tax-Free Bond	Unconstrained Bond
Federal income tax cost	$129,645,054	$13,367,634
Unrealized appreciation	$10,416,249	$111,353
Unrealized (depreciation)	(167,727)	(17,589)
Net appreciation (depreciation)	$10,248,522	$93,764

CAPITAL LOSS CARRYFORWARDS

Tax-Free Bond
EXPIRATION DATE:
December 31, 2015	($4,279,054)
December 31, 2016	(565,078)
December 31, 2018	(6,629,505)

NO EXPIRATION DATE:
Short-term	($845,201)
Long-term	(34,930,087)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-

enactment taxable years can be utilized until expiration. Tax-Free Bond’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Item 2. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 3. Exhibits.

    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

Filed herewith.

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MANAGEMENT SERIES, INC.

By:	/s/ John H. Streur John H. Streur President -- Principal Executive Officer
Date:    May 28, 2015

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

    /s/ John H. Streur
    John H. Streur
    President -- Principal Executive Officer
Date:    May 28, 2015

    /s/ Vicki L. Benjamin
    Vicki L. Benjamin
    Treasurer -- Principal Financial Officer
Date:    May 28, 2015